Exhibit 99.2

ALERUS TO SIGNIFICANTLY EXPAND ARIZONA PRESENCE WITH STRATEGIC ACQUISITION OF DECEMBER 2021 Alerus Financial Corporation (NASDAQ: ALRS)

1 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation (“ Alerus ”) and certain plans, expectations, goals projections and benefits relating to the proposed merger between Alerus and MPB BHC, Inc . (“MPHX”), all of which are subject to numerous assumptions, risks and uncertainties . These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward - looking nature . Examples of forward - looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long - term performance goals and the future plans and prospects of Alerus , MPHX and the combined company . Forward - looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control . It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward - looking statements . In addition to factors disclosed in reports filed by Alerus with the Securities and Exchange Commission (the “SEC”), risks and uncertainties for Alerus , MPHX and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to : (1) the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period ; (2) the risk that integration of MPHX’s operations with those of Alerus will be materially delayed or will be more costly or difficult than expected ; (3) the parties’ inability to meet expectations regarding the timing of the proposed merger ; (4) changes to tax legislation and their potential effects on the accounting for the merger ; (5) the inability to complete the proposed merger due to the failure of MPHX’s shareholders to adopt the agreement and plan of merger ; (6) the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals ; (7) the failure of the proposed merger to close for any other reason ; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger ; (9) the challenges of integrating and retaining key employees ; (10) the effect of the announcement of the proposed merger on Alerus’s , MPHX’s or the combined company’s respective customer and employee relationships and operating results ; (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; (12) the dilution caused by Alerus ' issuance of additional shares of Alerus common stock in connection with the merger ; and (13) the continuing COVID - 19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Alerus , MPHX and the combined company . Please refer to Alerus ' Annual Report on Form 10 - K for the year ended December 31 , 2020 , as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward - looking statements . Any forward - looking statement included in this presentation is based only on information currently available to management and speaks only as of the date on which it is made . Neither Alerus nor MPHX undertakes any obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise . Important Information and Where to Find It This presentation relates to the proposed merger transaction involving Alerus and MPHX . In connection with the proposed merger, Alerus and MPHX will file with the SEC a joint proxy statement/prospectus on Form S - 4 and other relevant documents concerning the merger . BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALERUS, MPHX AND THE PROPOSED MERGER . When available, the joint proxy statement/prospectus will be delivered to shareholders of MPHX . Investors may obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www . sec . gov) . Copies of the documents filed with the SEC by Alerus will be available free of charge on Alerus ' website at www . alerus . com . Participants in this Transaction Alerus , MPHX, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of MPHX in connection with the proposed merger . Information about the directors and executive officers of Alerus and MPHX will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC . Information about the directors and executive officers of Alerus is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 1 , 2021 . Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available . No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . DISCLAIMERS

2 TRANSACTION HIGHLIGHTS STRATEGIC EXPANSION OF THE ALRS FRANCHISE ▪ ALRS has agreed to acquire MPB BHC, INC . (OTCPK: MPHX), the bank holding company for Metro Phoenix Bank ▪ Metro Phoenix Bank is the largest community bank headquartered in the Phoenix MSA with over $400 million in total assets STRATEGIC EXPANSION ▪ Complementary combination, which enhances scale in Phoenix and presents attractive growth opportunity for ALRS ▪ Phoenix is the fastest growing and 5 th largest city in the U.S. – a business friendly market with positive demographic and economic trends ▪ Pro forma ALRS will have $439 million of loans and $483 million of deposits in the Phoenix MSA ARIZONA OPPORTUNITY ▪ Approximately 5.0% and 8.5% accretive to EPS in 2022E and 2023E, respectively ▪ 25%+ internal rate of return ▪ Tangible book value dilution payback of ~2.8 years FINANCIALLY ATTRACTIVE ▪ MPHX has a history of strong profitability and quality growth ▪ Core business banking franchise with 77% of loans in CRE and C&I ▪ CEO Steve Haggard to assume role as Arizona Market President for ALRS COMPLEMENTARY FRANCHISE Source: S&P Capital IQ Pro, earnings release data as of 9/30/2021 Note: Community bank defined by total assets under $10 billion

3 Income Statement (Q3 2021) Net Income 1,927$ ROAA 1.85% ROAE 18.96% Net Interest Margin 3.72% Efficiency Ratio 50.27% Non-Int. Income / Operating Revenue 22.25% Balance Sheet (as of 9/30/2021) Total Assets 411,408$ Total Equity 41,370$ Gross Loans (Held for Investment) 282,910$ Total Deposits 366,369$ Loans / Deposits 77.2% Non-CDs (% of Deposits) 84.1% NPAs / Total Assets 0.00% OVERVIEW OF METRO PHOENIX BANK ▪ High performing business bank with 1 branch location in Phoenix ▪ 48 FTE employees ▪ Established in 2007 COMPANY OVERVIEW MPHX FINANCIAL INFORMATION ▪ CAGR since 2015 of 21.6% for loans, 23.0% for deposits ▪ Full service commercial bank with niche business lines including outdoor media lending, HOA depository services and SBA lending Source: S&P Capital IQ Pro, earnings release data as of 9/30/2021 Note: All dollars in thousands

4 Small and Medium Size Businesses Home Owner Association Services Outdoor Media Lending ▪ Phoenix MSA is a huge banking market with attractive demographic and economic trends – together , the combined company will have the resources, capital and a currency to execute on this growth opportunity METRO PHOENIX BANK CLIENT BASE Complementary Fit with ALRS Mortgage $1.5 Billion Originations YTD Wealth Management $3.9 Billion AUA/AUM Retirement & Benefits $36.2 Billion AUA/AUM Banking $3.2 Billion Total Assets ALRS SUITE OF SOLUTIONS MPHX CLIENT BASE Source: ALRS financial information as of 9/30/2021

5 Deposits ($MM)* % of Total Arizona 469$ 15% North Dakota 1,256$ 40% Minnesota 1,417$ 45% Total 3,142$ 100% Arizona 15% North Dakota 40% Minnesota 45% ▪ I ncreases ALRS Arizona footprint to 15 % of total deposits ▪ Average deposits per branch of ~ $ 196 million * ▪ 10 branches with deposits greater than $ 100 million * LOGICAL GEOGRAPHIC FIT PRO FORMA DEPOSIT MIX ▪ Expands the Alerus footprint to 16 full - service branches in Minnesota, North Dakota, and Arizona PRO FORMA BRANCH FOOTPRINT ALRS MPHX Source: S&P Capital IQ Pro *Deposit data as of 6/30/2021, excludes non - depository branches from average calculation

BANKING OPPORTUNITY IN PHOENIX


Surprise
Peoria
Glendale
Phoenix
Tempe
Avondale
Fountain Hills
Salt River I.R.
Scottsdale
Mesa
Gilbert
Apache Junction
Chandler
Komatke
uckeye
Gila River Indian Reservation
ALRS
MPHX

- Phoenix MSA still has over 75% of the deposit market share in the hands of large money center banks
- Pro forma ALRS will have approximately $470 million of deposits in the Phoenix MSA
- Meaningful opportunities to further leverage the One Alerus platform with both current and new customers in Arizona
- Metro Phoenix Bank was ranked 12th for SBA loan production in Arizona

PHOENIX MSA – PRO FORMA DEPOSIT MARKET SHARE

Rank: Total Market	Rank: Community Banks	Institution (State)	Number of Branches		Deposits in Market	Deposit Growth (1-Year)	Market Share
1		JPMorgan Chase & Co. (NY)	144	$	41,532,094	+21.6%	25.88%
2		Wells Fargo & Co. (CA)	116	$	34,186,966	+27.0%	21.30%
3		Bank of America Corporation (NC)	97	$	28,834,719	+10.8%	17.97%
4		Western Alliance Bancorp (AZ)	6	$	17,868,062	+53.2%	11.13%
5		Bank of Montreal	39	$	4,375,261	+4.7%	2.73%
6		Mitsubishi UFJ Financial	1	$	3,706,941	-34.1%	2.31%
7		The PNC Finl Svcs Grp (PA)	44	$	3,542,803	-7.7%	2.21%
8		Midland Financial Co. (OK)	22	$	3,466,871	+30.4%	2.16%
9		U.S. Bancorp (MN)	50	$	3,062,173	+28.4%	1.91%
10		Zions Bancorp. NA (UT)	17	$	2,666,454	+18.1%	1.66%
11		BOK Financial Corp. (OK)	5	$	1,803,893	-1.0%	1.12%
12		UMB Financial Corp. (MO)	7	$	1,604,056	+46.9%	1.00%
13		Heartland Financial USA Inc. (IA)	10	$	1,450,248	+13.2%	0.90%
14		New York Community Bancorp (NY)	11	$	1,074,665	-6.9%	0.67%
15		FirstBank Holding Co. (CO)	14	$	989,847	+43.1%	0.62%
16		Northern Trust Corp. (IL)	2	$	800,225	+24.7%	0.50%
17	1	First Fidelity Bancorp Inc. (OK)	6	$	756,130	+45.5%	0.47%
18	2	Western State Agency Inc. (ND)	7	$	677,841	+7.2%	0.42%
19		Comerica Inc. (TX)	17	$	603,581	+28.0%	0.38%
20		Washington Federal Inc. (WA)	11	$	547,896	+5.1%	0.34%
21	3	Manhattan Banking Corp. (KS)	1	$	514,547	-2.5%	0.32%
22	4	BTC Financial Corp. (IA)	3	$	479,407	+8.8%	0.30%
23		Great Western Bancorp (SD)	7	$	473,845	+10.6%	0.30%
24	**5**	**Pro Forma ALRS**	**3**	**$**	**468,687**	**+18.9%**	**0.29%**
24		BNP Paribas	5	$	433,717	+40.2%	0.27%
25	5	Watford City Bancshares Inc. (ND)	4	$	415,351	+25.7%	0.26%
26	**6**	**MPB BHC INC. (AZ)**	**1**	**$**	**351,824**	**+24.5%**	**0.22%**
41	**15**	**Alerus Financial Corp. (ND)**	**2**	**$**	**116,863**	**+4.8%**	**0.07%**
		Total Phoenix MSA	*725*	*$*	*160,500,713*	*+19.6%*	

Source: S&P Capital IQ Pro, deposit data as of 6/30/2021
Source: SBA.gov, loan volume data as of last twelve months ending 9/30/2021
Note: All dollars in thousands
Note: Community bank defined by total assets under $10 billion

6
ALERUS

7 15.08% 15.00% 14.22% 13.48% 8.68% 7.40% 4.11% 3.48% 1.73% - 0.95% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% Population Change 2010 - 2021 Rank City State 2021 2010-2021 Change 2021-2026 Change Region 1 Phoenix AZ 1,663,692 15.08% 6.11% West 2 Houston TX 2,414,313 15.00% 6.29% South 3 San Antonio TX 1,516,119 14.22% 6.93% South 4 Dallas TX 1,359,296 13.48% 6.28% South 5 San Jose CA 1,028,081 8.68% 3.03% West 6 San Diego CA 1,404,098 7.40% 2.59% West 7 Philadelphia PA 1,588,749 4.11% 1.10% North East 8 Los Angeles CA 3,924,435 3.48% 1.68% West 9 New York NY 8,316,548 1.73% -0.04% North East 10 Chicago IL 2,670,086 -0.95% -0.68% Mid West TOP 10 U.S. CITIES BY POPULATION INCREASE PHOENIX BY THE NUMBERS LARGEST EMPLOYERS (PRIVATE SECTOR) TOP UNIVERSITIES FASTEST GROWING CITY FOR 5 CONSECUTIVE YEARS OVERVIEW OF PHOENIX MARKET ▪ Phoenix is the 5 th largest city in the United States ▪ Phoenix has been the fastest growing large city (1) in the United States for 5 consecutive years ▪ Median sale price of homes in Phoenix was $394,000 in September 2021, up 24% YOY ▪ Phoenix ranked 3 rd in the U.S. for small business growth in metropolitan areas as of June 2021 ▪ Greater Phoenix region has gained 45 companies through expansion or relocation, creating approximately 10,000 jobs and generating $13 billion in capital investment ▪ Chosen by Taiwan Semiconductor Manufacturing Company (TSMC) for its new advanced fabrication plant – projected $6.1 billion in direct economic output to Arizona within first 10 years Source: S&P Capital IQ Pro, U.S. Census Bureau, U.S. Bureau of Labor Statistics, City of Phoenix, Greater Phoenix Economic Co unc il, Phoenix Relocation Guide, Redfin , 2021 Economic and Business Research Center (1) Populations greater than 50,000

8 $71,092 $65,279 $67,761 $80,462 $72,568 $73,868 13.2% 11.2% 9.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 Phoenix MSA Arizona USA 2021 (Actual) 2026 (Projected) % Growth (Projected) 5,081,979 7,438,466 5,433,311 7,888,700 6.9% 6.1% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 0 1,500,000 3,000,000 4,500,000 6,000,000 7,500,000 9,000,000 Phoenix MSA Arizona 2021 (Actual) 2026 (Projected) % Growth (Projected) TOTAL POPULATION OVERVIEW OF PHOENIX DEMOGRAPHICS POPULATION AND INCOME PROJECTIONS BY REGION MEDIAN HOUSEHOLD INCOME Source: S&P Capital IQ Pro 2021 2010-2021 2021-2026 2026 2021 2021-2026 2026 Total Population (Acutal) Population Change (Actual) Population Change (Projected) Total Population (Projected) Median HH Income (Actual) HH Income Change (Projected) Median HH Income (Projected) Phoenix MSA 5,081,979 21.2% 6.9% 5,433,311 71,092$ 13.2% 80,462$ Arizona 7,438,466 16.4% 6.1% 7,888,700 65,279$ 11.2% 72,568$ USA 330,946,040 7.2% 2.9% 340,574,349 67,761$ 9.0% 73,868$

9 Construction & Development 2.2% CRE 32.8% Commercial & Industrial 27.5% Consumer 36.4% Construction & Development 12.7% 1 - 4 Family 0.4% Multifamily 0.9% CRE 42.2% Commercial & Industrial 34.6% Other 9.2% Construction & Development 3.6% Multifamily 0.1% CRE 34.0% Commercial & Industrial 28.4% Consumer 31.6% Other 2.2% Loan Yield: 4.05% NPAs/Assets: 0.22% Loan Yield: 5.50% NPAs/Assets: 0.00% Loan Yield: 4.26% NPAs/Assets: 0.20% LOANS $1.8B $279M $2.1B Noninterest - Bearing Demand 29.4% NOW & Interest - Bearing Demand 24.8% MMDA 34.1% Savings 3.4% Time Deposits 8.3% Noninterest - Bearing Demand 34.2% NOW & Interest - Bearing Demand 3.2% MMDA 44.1% Savings 2.6% Time Deposits 15.9% Noninterest - Bearing Demand 30.0% NOW & Interest - Bearing Demand 22.3% MMDA 35.3% Savings 3.3% Time Deposits 9.2% Cost of Deposits: 0.13% Cost of Deposits: 0.32% Cost of Deposits: 0.15% DEPOSITS $2.7B $366M $3.1B PRO FORMA LOANS AND DEPOSITS PRO FORMA Source: S&P Capital IQ Pro, earnings release data as of 9/30/2021

10 TRANSACTION OVERVIEW ▪ $85.3 million total transaction value including $4.3 million to option holders ▪ $81.0 million to common shareholders, or $23.26 per share – a 20.2% premium to MPHX’s current stock price TRANSACTION VALUE (1) ▪ 100% stock consideration to MPHX shareholders ▪ Fixed exchange ratio of 0.74 shares of ALRS stock for each MPHX share, approximately 2.58 million ALRS shares in aggregate ▪ Unexercised MPHX options will be cashed out based on the in - the - money value CONSIDERATION MIX ▪ Consensus Street estimates for ALRS and management projections for MPHX EARNINGS ESTIMATES ▪ Total credit discount of $3.7 million, or 1.35% of MPHX’s gross loan portfolio excluding PPP loans ▪ No accretable yield income assumed ▪ Total interest rate premium of $1.7 million, amortized over 3.8 years on an accelerated basis LOAN MARK ▪ Fair value adjustment of $91k , or 0.64% on investment securities and $154k, or 0.26% on CDs ▪ Core deposit intangible of $2.1 million, or 0.79% of non - core deposits; amortized over 5 years on a straight line basis OTHER FAIR VALUE MARKS ▪ Cost savings of 29% of MPHX’s non - interest expense, or $2.5 million, fully phased - in by 2023 ▪ Estimated cost savings of approximately 16%, or $1.3 million, in 2022 COST SAVINGS ▪ One - time transaction related expenses of $5.2 million, pre - tax TRANSACTION EXPENSES ▪ $43.1 million at December 31, 2021, increased $596k per month thereafter through closing MINIMUM EQUITY ▪ First Quarter 2022 EXPECTED CLOSING ▪ 180.5% TRANSACTION VALUE / TANGIBLE BOOK VALUE PER SHARE ( MIN. EQUITY AT CLOSE ) (2) ▪ 195.8% TRANSACTION VALUE / TANGIBLE BOOK VALUE PER SHARE (9/30/2021) ▪ 13.1x TRANSACTION VALUE / LTM EARNINGS ▪ 11.4x TRANSACTION VALUE / 2022E EARNINGS (3) TRANSACTION MULTIPLES (1) Based on ALRS closing price of $31.43 and MPHX closing price of $19.35 as of December 7 , 2021 (2) Minimum tangible common equity at closing of $44.9 million assuming a March 31, 2022 closing. Refer to the Agreement and Plan of Merger for complete terms (3) Based on management projections for MPHX

11 ▪ Completed a comprehensive due diligence review with executives from ALRS and MPHX, along with advisors and consultants ▪ Conducted in - depth on - site loan review led by senior ALRS credit team DUE DILIGENCE PROCESS ▪ All credits >$2.5 million ▪ All credits with a risk rating of watch, special mention, substandard, or doubtful ▪ Random sample of loans between $500k and $ 2.5 million ▪ 18 outdoor media loans for $67 million or 82% of that portfolio LOAN REVIEW PROCESS DILLIGENCE FOCUS AREAS COMPREHENSIVE LOAN REVIEW ANALYSIS 58 commercial loans* for $ 216 million or 63 % of total 15 SBA loans for $ 6.8 million or 52% of total Asset Quality x ▪ Sample focused on loans >$1.0 million and recently closed loans ▪ Review focused on quality of the guarantee Commercial Lending x Outdoor Media Lending x HOA x Financial and Accounting x Compliance x Information Technology x SBA x Financial Reporting and Analysis x Operations x Systems x Human Resources x *Commercial loans include C&I and CRE loans

ALRS STRATEGIC GROWTH

Transaction represents the 25th acquisition for Alerus and is a continuation of the long-term plan to supplement our strong organic growth and continually expand across all business lines

2000
REBRANDED TO ALERUS

2002
Acquired a branch from BNC National Bank (Fargo, ND)

2003
Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006
OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)
Acquired Stanton Trust Company (Minneapolis, MN)

2007
EXPANDED TO MINNESOTA MARKET
OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

2009
EXPANDED TO ARIZONA MARKET
OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

2011
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012
EXPANDED TO MICHIGAN
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013
Acquired Tegrit Administrators, LLC

2014
EXPANDED TO NEW HAMPSHIRE
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

2015
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017
LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019
LAUNCHED FINANCIAL WELLNESS TECHNOLOGY
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020
EXPANDED TO COLORADO
Acquired Retirement Planning Services, Inc. (Littleton, CO)

2021
SIGNIFICANT ARIZONA EXPANSION
Announced acquisition of Metro Phoenix Bank (Phoenix, AZ)

12 ALERUS

13 ▪ Opportunity to acquire a high - quality business bank which is the largest community bank in Phoenix, AZ ▪ Significantly expands ALRS presence in Phoenix, which is the fastest growing market in the U.S . ▪ Pro forma company will have the balance sheet and resources necessary to compete with larger national competitors, but will remain nimble and customer focused with local leadership and decision making ▪ Low execution risk – similar cultures and approach to banking paired with ALRS’ long history of successful M&A integration ▪ Financially attractive with conservative assumptions and approximately 8.5% annual EPS accretion STRATEGIC EXPANSION OF THE ALRS FRANCHISE SUMMARY